SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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WATERSIDE CAPITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WATERSIDE CAPITAL CORPORATION

A Small Business Investment Company

500 East Main Street, Suite 800

Norfolk, Virginia 23510

September 19, 2005

Dear Shareholder:

You are cordially invited to attend the 2005 Annual Meeting of Shareholders of Waterside Capital Corporation that will be held at 150 West Main Street, Suite 2100, Norfolk, Virginia 23510 at 11:00 a.m. Eastern Time on October 17, 2005. At the meeting, you will be asked to elect 15 Directors to serve one-year terms and to ratify the appointment of Witt Mares Eggleston Smith, PLC as the Company’s independent auditor for the fiscal year ending June 30, 2006.

Enclosed are a Notice of the Annual Meeting, a Proxy Card, and a Proxy Statement containing information about the matters to be acted upon at the meeting. Directors and officers of the Company as well as a representative of Witt Mares Eggleston Smith, PLC, our independent auditor, will be present at the annual meeting to respond to any shareholder questions.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. Accordingly, we urge you to sign and date the enclosed Proxy Card and promptly return it to us in the enclosed, self-addressed, postage-paid envelope, even if you are planning to attend the meeting. If you attend the meeting, you may vote in person, even if you have previously returned a Proxy Card. The Board of Directors encourages you to vote FOR all the matters to be considered at the annual meeting.

We look forward to the 2005 Annual Meeting of Shareholders, and we hope you will attend the meeting or be represented by proxy.

Sincerely,

/s/ J. Alan Lindauer
J. ALAN LINDAUER, President and Chief Executive Officer

WATERSIDE CAPITAL CORPORATION

500 EAST MAIN STREET, SUITE 800

NORFOLK, VIRGINIA 23510

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

October 17, 2005

TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN THAT the 2005 Annual Meeting of Shareholders of Waterside Capital Corporation (the “Company”) will be held at 150 West Main Street, Suite 2100, Norfolk, Virginia 23510 at 11:00 a.m. Eastern Time on October 17, 2005 for the following purposes:

1.	To elect 15 Directors to hold office for a term of one year and until their respective successors are elected and qualified;

2.	To ratify the appointment of Witt Mares Eggleston Smith, PLC as the Company’s independent auditor for the fiscal year ending June 30, 2006; and

3.	To act upon such other matters as may properly come before the meeting or any adjournment thereof.

Information concerning the matters to be acted upon at the meeting is set forth in the accompanying Proxy Statement. The Board of Directors has established the close of business on August 31, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting or any adjournments thereof. The Board of Directors of the Company unanimously recommends that shareholders vote FOR approval of each of the items indicated in 1 and 2 above.

By Order of the Board of Directors

/s/ Gerald T. McDonald
Gerald T. McDonald, Secretary

Norfolk, Virginia

September 19, 2005

PLEASE COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR THROUGH YOUR PROXY.

PROXY STATEMENT

This Proxy Statement and the enclosed Proxy Card (“proxy”) are furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Waterside Capital Corporation (the “Company”) to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 150 West Main Street, Suite 2100, Norfolk, Virginia 23510 at 11:00 a.m. Eastern Time on October 17, 2005, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting.

Only shareholders of record at the close of business on August 31, 2005 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. This Proxy Statement and proxy are being mailed to registered holders of the Common Stock of the Company on or about September 19, 2005.

Revocability of Proxy

Any shareholder who gives a proxy may still vote in person, if he so desires, and may revoke the proxy at any time prior to the voting of such proxy by contacting the Secretary of the Company, Gerald T. McDonald, in writing, or by filing a duly executed proxy bearing a later date. If your proxy is properly signed, received by the Company and not revoked by you, the shares to which it relates will be voted at the Annual Meeting in accordance with your instructions, if any.

Person Making the Solicitation

The cost of soliciting proxies will be borne by the Company. The Company has retained Registrar and Transfer Company to assist in the solicitation of proxies from brokers and nominees and in the counting of proxies. The Company will pay Registrar and Transfer Company approximately $500 plus out-of-pocket expenses for this assistance. In addition to solicitation by mail, the Company will request banks, brokers, and other custodians, nominees and fiduciaries to send proxy material to the beneficial owners and to secure their voting instructions, if necessary. The Company, upon request, will reimburse them for their expenses in so doing. Officers and other employees of the Company may solicit proxies personally, by telephone, by facsimile or other means of electronic transmission from some shareholders if proxies are not received promptly, for which no additional compensation will be paid.

Voting Shares And Vote Required

On the Record Date, the Company had 1,456,675 shares of common stock outstanding, each share having one vote on each matter presented at the Annual Meeting. Only holders of the Company’s Common Stock of record at the close of business on August 31, 2005, will be entitled to vote. A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Directors are elected by a plurality of votes cast by shareholders at the Annual Meeting. A majority of votes cast is required to ratify the appointment of our independent auditor. Abstentions, broker non-votes, and withheld votes will be counted for purposes of determining whether a quorum exists for the transaction of business at the Annual Meeting, but such votes will not be considered “votes cast” for any proposal at the Annual Meeting and therefore will have no effect on the election of Directors or ratification of the appointment of the Company’s independent auditor.

All shareholder meeting proxies, ballots, and tabulations that identify individual shareholders are kept confidential, and will not be available for examination, nor will the identity or the vote of any shareholder be disclosed except as may be necessary to meet legal requirements. Votes will be counted and certified by Registrar and Transfer Company.

Unless specified otherwise, your proxy will be voted as follows:

(1) FOR the election of the 15 nominees to serve as Directors of the Company for a one-year term and until their respective successors are duly elected and qualified; and

(2) FOR the ratification of the appointment of Witt Mares Eggleston Smith, PLC as the Company’s independent auditor for the fiscal year ending June 30, 2006.

The Company is not aware of any matters that are to come before the Annual Meeting other than those described in this Proxy Statement. However, if other matters do properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.

PROPOSAL 1. ELECTION OF DIRECTORS

The Company’s Board of Directors is currently comprised of 15 members. Directors serve for a term of one year and hold office until their successors are duly elected and qualified. The Board of Directors recommends that the 15 nominees listed below be elected to the Board of Directors. All of such nominees were previously elected as Directors by the shareholders. Proxies received will be voted for the election of these 15 nominees unless marked to the contrary. A shareholder who desires to withhold voting of the proxy for the nominees may so indicate on the proxy. Each of the nominees has consented to be named as a nominee and has indicated his intent to serve if elected. If any nominee becomes unable to serve, the proxies will be voted for a substitute nominee to be designated by the Board of Directors, or the number of directors will be reduced.

There are no family relationships among any of the nominees, nor among any of the nominees and any officer. There is no understanding between any nominee and any other person pursuant to which the nominee was selected. Messrs. Lindauer and Litton are the only nominees that are “interested persons” within the meaning of § 2(a)(19) of the Investment Company Act of 1940, as amended (“Investment Company Act”). The following table sets forth certain information regarding the nominees.

Director Nominees

Name(1)	Age	Positions Held	Board Committee(s)	Term of Office Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
James E. Andrews	67	Director	Audit	1997	Retired as Principal Owner of Anzell Automotive, Inc. and franchisor of automotive repair shops

J. W. Whiting Chisman, Jr.	64	Director	Audit Compensation Executive	1994	President, Dare Investment Company, a land developer and investor in equities

Eric L. Fox	58	Director	—	1993	Senior Portfolio Manager, UBS Financial Services, a financial services and investment firm and formerly Portfolio Manager, Paine Webber, an investment firm

Marvin S. Friedberg	62	Director	—	2000	Chief Executive Officer, Virginia Commonwealth Trading Company, an international trading firm

Roger L. Frost	73	Director	—	1997	Retired as Senior Partner with Goodman & Company, a firm of Certified Public Accountants

Ernest F. Hardee	65	Director	Executive	1997	President and Chief Executive Officer, Hardee Realty Corporation, a real estate brokerage firm

Henry U. Harris, III	52	Director	—	1997	President and Portfolio Manager, Virginia Investment Counselors, Inc., a financial consulting firm

Robert I. Low	68	Director	Executive	1993	Retired as Partner with Goodman & Company, a firm of Certified Public Accountants

Peter M. Meredith, Jr.	53	Director	Audit Compensation Executive	1994	Executive, Meredith Construction Company

Augustus C. Miller	71	Director	—	1994	President and Chief Executive Officer, Miller Oil Co., Inc., a fuels distributor

Juan M. Montero, II	63	Director	—	1995	Physician, private practice of general and thoracic surgery

R. Scott Morgan	60	Director	Executive	1997	President, Towne Bank

Jordan E. Slone	43	Director	—	1995	Chairman and Chief Executive Officer, The Harbor Group Companies, a diversified real estate and financial services firm

Name(1)	Age	Positions Held	Board Committee(s)	Term of Office Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
“Interested Person” Director Nominees

J. Alan Lindauer(3)	66	Director, President and Chief Executive Officer	Executive	1993	President and Chief Executive Officer of the Company

T. Richard Litton Jr.(4)	38	Director	Executive	2004	Executive Vice President and General Counsel, Harbor Group International, L.L.C., a commercial real estate investment and management firm

(1)	All directors receive mail at the Company’s corporate executive offices at 500 East Main Street, Suite 800, Norfolk, Virginia 23510.

(2)	All directors serve one year terms and hold office until their respective successors are duly elected and qualified.

(3)	Mr. Lindauer is an “interested person” of the Company within the meaning of § 2(a)(19) of the Investment Company Act by virtue of his serving as the Company’s President and Chief Executive Officer.

(4)	Mr. Litton is an “interested person” of the Company as a result of his provision of legal services to the Company during its last two fiscal years while he was a partner with Kaufman & Canoles, P.C. Mr. Litton had departed Kaufman & Canoles prior to his appointment to the Board, and therefore has not provided legal services to the Company since joining the Board.

Directors are elected by a “plurality” of shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT ALL SHAREHOLDERS VOTE “FOR” THE DIRECTOR-NOMINEES SET FORTH ABOVE.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of August 31, 2005 relating to the beneficial ownership of the Company’s Common Stock by (i) each of the Company’s directors and each executive officer identified in the Summary Compensation Table below (“Named Executive Officers”) and (ii) all of the Company’s directors and executive officers as a group. Except for those Named Executive Officers and/or Directors listed below, no other person (or group of affiliated persons) is known by the Company to own beneficially more than 5% of the Common Stock.

Beneficial Ownership of Common Stock
Name and Address of Beneficial Owner(1)	Amount of Beneficial Ownership(2)		Percent of Class(2)	Dollar Range of Equity Securities of the Company(2)
James E. Andrews	15,805		1.1	50,001 – 100,000

J.W. Whiting Chisman, Jr.	41,554		2.9	Over 100,000

Eric L. Fox	8,196		*	10,001 – 50,000

Marvin S. Friedberg	46,602		3.2	Over 100,000

Roger L. Frost	56,561		3.9	Over 100,000

Ernest F. Hardee	5,407		*	10,001 – 50,000

Henry U. Harris, III	6,634		*	10,001 – 50,000

Robert I. Low	5,481		*	10,001 – 50,000

Gerald T. McDonald	62,377	(3)	4.2	Over 100,000

Peter M. Meredith, Jr.	110,215	(4)	7.6	Over 100,000

Augustus C. Miller	12,429		*	50,001 – 100,000

Juan M. Montero, II	31,097	(5)	2.1	Over 100,000

R. Scott Morgan	2,515		*	10,001 – 50,000

Jordan E. Slone	16,753	(6)	1.2	50,001 – 100,000

Martin N. Speroni	43,304	(7)	2.9	Over 100,000

Lex W. Troutman	37,541	(8)	2.5	Over 100,000
“Interested Person” Director Nominees

J. Alan Lindauer	268,394	(9)	17.7	Over 100,000

T. Richard Litton, Jr.	165		*	Less than 10,000

All officers and directors as a Group (18) persons)	749,016		45.3	Over 100,000

*	Less than one percent (1%)

(1)	All directors and the executive officers receive mail at the Company’s corporate executive offices at 500 East Main Street, Suite 800, Norfolk, Virginia 23510.

(2)	The number of shares and percentages shown in the table are as of August 31, 2005, and are based on (i) the 1,456,675 shares of Common Stock outstanding on such date and (ii) an aggregate of 142,860 shares issuable pursuant to options held by the respective person or group which are presently exercisable or which may be exercised within 60 days after August 31, 2005. Pursuant to the rules of the Securities and Exchange Commission, (a) the presently exercisable options are deemed to be outstanding and to be beneficially owned by the person or group holding such options or warrants for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person or group and (b) the same shares are not counted more than once in computing the aggregate number of shares owned by the officers and directors as a group. See, Notes (7), (8) and (9) below. The dollar range of equity securities of the Company is based on a share price of $4.21, the last reported sale price of our Common Stock on the Nasdaq SmallCap Market on June 30, 2005, the last business day of the Company’s 2005 fiscal year.

(3)	Includes 40,300 shares which Mr. McDonald has the right to acquire within 60 days through the exercise of options granted under the 1998 Employee Stock Option Plan and 15,336 shares held under the Company’s 401(k) plan.

(4)	Includes (i) 11,130 shares held by Meredith Realty Company, L.L.C., of which Mr. Meredith is a member, (ii) 35,462 shares held by Pomar Holding Company, L.L.C., of which Mr. Meredith is a member, (iii) 16,118 shares owned by Mr. Meredith’s wife, and (iv) 4,452 shares held in trust for the benefit of Mr. Meredith’s children.

(5)	All except 109 shares are held by Juan M. Montero II M.D. P.C. Profit Sharing and Money Purchase Pension Plan for benefit of Dr. Montero.

(6)	All except 909 shares are held by Garden Capital Acquisitions, LLC of which Mr. Slone is a member.

(7)	Includes 31,130 shares which Mr. Speroni has the right to acquire within 60 days through the exercise of options granted under the 1998 Employee Stock Option Plan (10,000 of which are also deemed to be beneficially owned by Mr. Lindauer by virtue of a contractual option arrangement enter into between Mr. Speroni and Mr. Lindauer) and 12,174 shares held under the Company’s 401(k) plan.

(8)	Includes 31,130 shares which Mr. Troutman has the right to acquire within 60 days through the exercise of options granted under the 1998 Employee Stock Option Plan (10,000 of which are also deemed to be beneficially owned by Mr. Lindauer by virtue of a contractual option arrangement enter into between Mr. Troutman and Mr. Lindauer) and 2,448 held under the Company’s 401(k) plan.

(9)	Includes 40,300 shares which Mr. Lindauer has the right to acquire within 60 days through the exercise of options granted under the 1998 Employee Stock Option Plan, 3,129 shares held under the Company’s 401(k) plan, and 20,000 shares which Mr. Lindauer has the right to acquire immediately by virtue of contractual option arrangements entered into with each of Messrs. Speroni and Troutman.

Meetings and Committees of the Board of Directors

Meetings/Annual Meeting Attendance

The business of the Company is managed under the direction of the Board of Directors. The Executive Committee of the Board of Directors has been delegated the power, with certain exceptions, to act in place of the full Board during all periods between regular meetings of the Board. The Board of Directors held 12 meetings during fiscal year 2005. All members of the Board of Directors except Mr. Lindauer and Mr. Litton, are independent directors. Each member of the Board of Directors attended at least 75% of the Board Meetings during fiscal year 2005, other than Messrs. Chisman, Harris, Low, Miller, Montero, Morgan and Slone. The Board of Directors does not have a policy regarding attendance at annual shareholders’ meetings, however Directors are encouraged to attend such meetings. During the Company’s last annual meeting of shareholders held on December 6, 2004, ten Board members were in attendance.

Committees

The Board of Directors has established an Executive Committee, an Audit Committee, and a Compensation/Stock Option Committee. The Company’s Articles of Incorporation provide for the appointment by the Board of Directors of an Executive Committee comprised of not less than five nor more than nine members, all of whom must be members of the Board of Directors. The Executive Committee was constituted by the Board of Directors in December 1993 and, under Virginia law, may exercise all the authority of the Board of Directors except that it may not (i) approve or recommend to shareholders action that Virginia law requires to be approved by shareholders, (ii) fill vacancies on the Board of Directors or any committee, (iii) amend the Articles of Incorporation, (iv) adopt, amend, or repeal the Bylaws, (v) approve a plan of merger, (vi) authorize or approve a distribution, except according to a general formula or method prescribed by the Board of Directors, or (vii) authorize or approve the issuance or sale or contract for sale of shares, or determine the designation of the relative rights, preferences and limitations of a class or series of shares within limits specifically prescribed by the Board of Directors. The Executive Committee meets on call to review significant developments affecting the Company and to act on matters requiring approval. It also holds special meetings when an important matter requires action between scheduled meetings.

The Executive Committee did not meet during fiscal year 2005. The members of the Executive Committee are Messrs. Chisman, Hardee, Lindauer, Litton, Low, Meredith and Morgan.

The Audit Committee held two meetings during fiscal year 2005. Its members were James E. Andrews, J. W. Whiting Chisman Jr., Roger L. Frost and Peter M. Meredith, Jr. See “Audit Committee Report” below. Mr. Frost resigned June 30, 2005.

The Compensation Committee makes recommendations to the Board of Directors as to, among other things, the compensation of the Chief Executive Officer, each officer who is also a director of the Company and designated other members of senior management, as well as new compensation and stock plans. The Compensation Committee met one time during fiscal year 2005. The members of the Compensation Committee are Messrs. Chisman, Hardee, and Meredith. See “Compensation Committee Report” below.

Director Nominations

The Board of Directors of the Company does not maintain a nominating committee, rather the entire Board is responsible for selecting nominees for election as Directors. The Company believes that the Board is able to fully consider and select qualified nominees for election to the Board without delegating that responsibility to a committee of independent Directors or adopting formal procedures. A majority of the independent Directors then serving on the Board must approve any nominee to be recommended by the Board to the Company’s shareholders.

The Board does not currently have a committee charter or written policy with regard to the nomination process. Candidates have traditionally been recommended to the Board by its members, and there is not a formal process for identifying or evaluating new director nominees. Any recommendations for potential Director nominees received from shareholders will be evaluated in the same manner that potential nominees recommended by Board members, management or other parties are evaluated. Nominations should be addressed to: Gerald T. McDonald, Secretary, Waterside Capital Corporation, 500 East Main Street, Suite 800, Norfolk, Virginia 23510.

Qualifications for consideration as a Director nominee may vary according to the particular areas of expertise being sought as a complement to the existing Board composition. However, in making its nominations, the Board of Directors considers, among other things, an individual’s business experience, community involvement, industry experience, financial background, breadth of knowledge about issues affecting the Company, time available for meetings and consultation regarding Company matters, and other particular skills and experience possessed by the individual.

Audit Committee Report

The Audit Committee of the Board of Directors is composed of three directors, each of whom is an “independent director” as that term is defined under the Nasdaq listing standards. To be an independent director under this definition, a director may not be an officer or an employee of the Company or have any other relationship with the Company that interferes with the exercise of independent judgment. Because we are an investment company registered under the Investment Company Act, any director who is an “interested person” of the Company within the meaning of § 2(a)(19) of the Investment Company Act will not be deemed independent under Nasdaq rules. As discussed above, the Audit Committee held two meetings during fiscal year 2005. Responsibilities of the Audit Committee are set forth in its Charter, which is reviewed and amended periodically by the Company’s Board of Directors, as appropriate. Among other things, the Audit Committee:

•	serves as an independent and objective monitor of the Company’s financial reporting process and internal control systems;

•	appraises the efforts and effectiveness of the Company’s independent auditors, including their independence and professionalism;

•	provides an efficient means for communication among the Board, the independent auditors, and the Company’s financial and senior management;

•	recommends to the Board of Directors the engagement of, and the fees to be paid to, the Company’s independent auditor; and

•	supervises the Company’s compliance with applicable legal and regulatory requirements.

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility of the financial statements and the reporting process, including the system of internal controls. In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standards No. 1 (Independence Discussions With Audit Committees). The Audit Committee discussed with the Company’s independent auditor the overall scope and specific plans for their respective audits.

The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The meetings also are designed to facilitate any private communications with the Audit Committee desired by the independent auditors. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements of the Company be included in the Annual Report to Shareholders for the fiscal year ended June 30, 2005. The Audit Committee and the Board have also appointed, subject to shareholder ratification, the selection of the Company’s independent auditor, Witt Mares Eggleston Smith, PLC.

•	James E. Andrews

•	J. W. Whiting Chisman, Jr.

•	Peter M. Meredith, Jr.

EXECUTIVE AND DIRECTOR COMPENSATION

The table below sets forth certain information regarding cash and other compensation paid during the fiscal years ended June 30, 2003, 2004 and 2005 to each of the Named Executive Officers (the Chief Executive Officer and the three highest compensated Officers receiving more than $100,000 in annual compensation) in all capacities in which they served.

Summary Compensation Table

Annual Compensation
Name and Principal Position	Year	Salary	Bonus		All Other Compensation(1)	Aggregate Compensation From the Company
J. Alan Lindauer CEO & President	2005 2004 2003	$171,600 167,750 165,000	$	— 27,000 —	$11,726 11,636 11,779	$183,260 206,386 176,779

Gerald T. McDonald CFO, Treasurer & Secretary	2005 2004 2003	125,801 112,250 121,000		— 18,000 —	9,116 7,898 8,821	134,917 138,148 129,821

Lex W. Troutman Business Development Officer	2005 2004 2003	130,317 123,000 121,000		— 18,000 —	9,387 8,533 9,108	139,704 149,533 130,108

Martin N. Speroni Director of Research	2005 2004 2003	124,800 120,333 110,000		— 18,000 —	8,914 8,268 8,019	133,714 146,601 118,019

(1)	Includes 401(k) match and term life insurance premiums paid on behalf of the Named Executive Officers.

The following table contains information concerning the fiscal year-end value of all unexercised stock options held by the Named Executive Officers. There were no exercises of stock options by, or grants of stock options to, the Named Executive Officers during the fiscal year ended June 30, 2005.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-

End Option/SAR Values

Name	Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options/SARs at FY-end(#) Exercisable/ Unexercisable	Value of Unexercised In- the-Money options/SARs at FY-end(1) Exercisable/ Unexercisable
J. Alan Lindauer CEO & President	—	—	60,300/0	$2,975

Gerald T. McDonald CFO, Treasurer & Secretary	—	—	40,300/0	1,275

Lex W. Troutman Business Development Officer	—	—	31,130/0	850

Martin N. Speroni Director of Research	—	—	31,130/0	850

(1)	Under Securities and Exchange Commission rules, an option is only considered in-the-money for purposes of the chart if the per share exercise price is less than $4.21, the last reported sales price of our common stock on the Nasdaq SmallCap Market on June 30, 2005, the last business day of the Company’s 2005 fiscal year.

401(k) Plan

In July of 1998, the Company adopted a profit sharing and thrift plan qualified under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”). All employees of the Company may elect to participate and contribute up to 8% of their annual salary in the 401(k) Plan. The Company may make matching contributions and the amount of such contributions, if any, will be determined by the Company each year. The Company made 100% matching contributions of the first 6% of each participating employee’s contributions to the 401(k) Plan during the fiscal year ended June 30, 2005.

Stock Option Plan

The Waterside Capital Corporation 1998 Employee Stock Option Plan (the “Option Plan”) was approved by the shareholders of the Company on October 22, 1998. The shareholders of the Company approved an amendment to the Plan on October 25, 1999. The Option Plan provides for the issuance of stock option awards to employees of the Company. The purpose of the Option Plan is to promote the long-term growth and profitability of the Company by providing employees with incentives to improve shareholder value and contribute to the growth and financial success of the Company, and by enabling the Company to attract, retain, and reward highly motivated and qualified employees. The maximum number of shares of the Company’s Common Stock that may be issued with respect to awards granted under the Option Plan is 212,000. The maximum number of shares that may be issued with respect to awards under the Plan to an individual in a calendar year may not exceed 25,000 shares. The Option Plan is administered by the Compensation Committee and the Option Plan authorizes the Compensation

Committee to make all awards. The Compensation Committee determines the prices, vesting schedules, expiration dates, and other material conditions under which such awards may be exercised.

Directors’ Compensation

During 2005, Directors and members of the committees of the Board of Directors received $100 for each meeting they attended. In lieu of receiving cash, all Directors who were entitled to receive fees for meeting attendance elected to receive such fees in the form of Common Stock purchased by the Company on the open market. Directors who are also employees of the Company received no compensation from the Company in their capacity as directors. The Company reimburses all of its Directors for travel and out of pocket expenses in connection with their attendance at meetings of the Board of Directors. The following table contains information concerning the compensation paid to the Company’s Directors during the fiscal year ending June 30, 2005:

Name of Director	Total Compensation from the Company Paid to Directors(1)
James E. Andrews	$1,200
J. W. Whiting Chisman, Jr.	1,000
Eric L. Fox	1,000
Marvin S. Friedberg	900
Roger L. Frost	1,200
Ernest F. Hardee	1,100
Henry U. Harris III	600
Robert I. Low	800
Peter M. Meredith, Jr.	1,300
Augustus C. Miller	200
Juan M. Montero II	800
R. Scott Morgan	300
Jordan E. Slone	500

“Interested Person” Directors
J. Alan Lindauer	—
T. Richard Litton Jr.	900

(1)	Paid in the form of Common Stock purchased by the Company on the open market.

Compensation Committee Report Concerning Compensation of Certain Executive Officers

This report describes the Company’s executive officer compensation strategy, the components of the compensation program, and the manner in which the 2005 compensation determinations were made for the Company’s Chief Executive Officer, J. Alan Lindauer, and the Company’s other executive officers (collectively “Executive Officers”).

In addition to the information set forth above under “Executive Compensation,” the Compensation Committee is required to provide shareholders a report explaining the rationale and considerations that led to the fundamental executive compensation decisions affecting the Company’s Executive Officers. In fulfillment of this requirement, the Compensation Committee, at the direction of the Company’s Board of Directors, has prepared the following report for inclusion in this Proxy Statement. None of the members of the Compensation Committee are executive officers or employees of the Company.

Compensation Philosophy

The compensation of the Company’s Executive Officers is designed to attract, retain, motivate and reward qualified, dedicated executives, and to directly link compensation with (i) the Executive Officer’s previous and anticipated performance, (ii) the contributions and responsibilities of the Executive Officer to the Company and (iii) the Company’s profitability. None of these three factors is given more relative consideration than any other. The principal components of an Executive Officer’s compensation package during fiscal year 2005 were (i) a base salary at a stated annual rate, together with certain other benefits as may be provided from time to time and (ii) discretionary cash bonuses. See “Bonus Program” below. In addition, stock option awards have been made in the past, and will continue to be made in the future, to the Company’s Executive Officers pursuant to the Company’s 1998 Employee Stock Option Plan.

Bonus Program

The Company has historically awarded annual cash bonuses to Executive Officers based upon individual performance and financial performance of the Company.

1998 Employee Stock Option Plan

The Board and the Compensation Committee strive to compensate key employees of the Company in a manner that aligns closely the interests of such key employees with the interests of the Company’s shareholders. In furtherance of this goal, in 1998 the Board adopted the Waterside Capital Corporation 1998 Employee Stock Option Plan, which was approved by shareholders. During 1999, the Board adopted, and the shareholders approved, an amendment to the Plan. The purpose of the Plan is to support the business goals of the Company and to attract, retain and motivate management officials of high caliber by providing incentives that will, through the award of options to acquire the Company’s Common Stock, associate more closely the interests of Executive Officers and key employees of the Company with the interests of the Company’s shareholders. The Compensation Committee did not grant any stock options to Executive Officers during fiscal year 2005, however, the Committee expects that such stock option grants will be awarded in the future.

Limitation on Deductibility of Certain Compensation for Federal Income Tax Purposes

Section 162(m) of the Internal Revenue Code (“162(m)”) precludes the Company from taking a deduction for compensation in excess of $1 million for the Chief Executive Officer or certain of its other highest paid officers. Certain performance based compensation, however, is specifically exempt from the deduction limit. The Compensation Committee has concluded that 162(m) will not impact the Company during fiscal year 2005 because compensation in excess of $1 million will not be paid to any employee of the Company.

•	J. W. Whiting Chisman, Jr.

•	Ernest F. Hardee

•	Peter M. Meredith, Jr.

THE PRECEDING “COMPENSATION COMMITTEE REPORT CONCERNING COMPENSATION OF CERTAIN EXECUTIVE OFFICERS” AND THE AUDIT COMMITTEE REPORT APPEARING ELSEWHERE IN THIS PROXY STATEMENT SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, OR INCORPORATED BY REFERENCE IN ANY DOCUMENTS SO FILED.

Section 16 Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, together with rules promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act, requires directors, officers and persons who beneficially own more than 10% of a registered class of stock of the Company to file initial reports of ownership (Forms 3) and reports of changes in beneficial ownership (Forms 4 and 5) with the SEC and NASDAQ. Such persons are also required under the rules and regulations promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

PROPOSAL 2. RATIFICATION OF APPOINTMENT OF AUDITORS

The Company’s Audit Committee has selected and approved Witt Mares Eggleston Smith, PLC as the Company’s independent auditor to audit the financial statements of the Company for the fiscal year ending June 30, 2006, and the Audit Committee desires that such appointment be ratified by the Company’s shareholders. Witt Mares Eggleston Smith, PLC audited the Company’s financial statements for the fiscal year ended June 30, 2005. A representative of Witt Mares Eggleston Smith, PLC will be present at the Annual Meeting. Such representative will have an opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions. Ratification by the shareholders of the appointment of Witt Mares Eggleston Smith, PLC requires the affirmative vote of the majority of the votes cast at the Annual Meeting.

Fees Paid to Principal Accountants

The following table sets forth the professional fees paid to the Company’s independent auditor by the Company for professional services rendered for the Company’s last two completed fiscal years.

	2005	% of Total	2004	% of Total
Audit fees (1)	$40,000	77.2%	$4,000	25.3%
Audit-related fees (2)	6,000	11.6	6,000	38.0
Tax fees (3)	5,000	9.7	5,000	31.6
All other fees (4)	800	1.5	800	5.1
Total	$51,800	100%	$15,800	100%

(1)	These fees are paid for professional services rendered for the audit of the Company’s financial statements for fiscal 2005 and 2004. Fees for professional services rendered for the audit of the Company’s financial statements for fiscal 2005 in the amount of approximately $24,000 have paid during fiscal 2006.

(2)	These are fees paid for assurance and related services that were reasonably related to the performance of the audit or review of Company’s financial statements that are not reported under “Audit fees” above, including consultations regarding internal controls and financial accounting and reporting matters.

(3)	These are fees paid for professional services rendered for tax compliance, tax planning, and tax advice.

(4)	These are fees for permissible work performed by Witt Mares Eggleston Smith, PLC that does not fall within the specifications of the above categories. This did not include any services for financial information system design or implementation.

The Company’s Audit Committee pre-approves all audit, audit-related and non-audit services provided by our independent auditor, Witt Mares Eggleston Smith, PLC. Generally, services are pre-approved by the Audit Committee through its annual review of the engagement letter. Subsequently, as the need for additional services arise, detailed information regarding the specific audit, audit-related, tax and permissible non-audit services are submitted to the Audit Committee for its review and approval prior to the provision of such services. In the event that the Audit Committee cannot meet prior to the provision of such services, the Committee has delegated to its Chair the authority to pre-approve such services. All such pre-approvals are then reported to the Audit Committee at its next regularly scheduled meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF WITT MARES EGGLESTON SMITH, PLC AS THE COMPANY’S INDEPENDENT AUDITOR.

OTHER MATTERS

The Board of Directors does not know of any matters that will be presented for action at the Annual Meeting other than those described above or matters incident to the conduct of the Annual Meeting. If, however, any other matters not presently known to management should come before the Annual Meeting, it is intended that the shares represented by proxies will be voted on such matters in accordance with the discretion of the holders of such proxies.

SHAREHOLDER COMMUNICATIONS

The Company does not currently have a formal policy regarding shareholder communications with the Board of Directors as it does not receive a significant amount of such communications; however, any shareholder may submit written communications to Gerald T. McDonald, Secretary, Waterside Capital Corporation, 500 East Main Street, Suite 800, Norfolk, Virginia 23510, whereupon such communications will be forwarded to the Board of Directors if addressed to the Board of Directors as a group or to the individual Director or Directors addressed.

SHAREHOLDER PROPOSALS

The next Annual Meeting will be held on or about October 16, 2006. Any shareholder who wishes to submit a proposal for consideration at that meeting, and who wishes to have such proposal included in the Company’s proxy statement, must comply with SEC Rule 14a-8 and must submit the proposal in writing no later than May 22, 2006. The deadline for shareholders to notify the Company of non-Rule 14a-8 matters that may be raised for consideration at the next Annual Meeting is August 5, 2006. All such proposals and notifications should be sent to Gerald T. McDonald, the Secretary of the Company, at the Company’s principal executive offices, 500 East Main Street, Suite 800, Norfolk, Virginia.

GENERAL

The Company’s 2005 Annual Report to Shareholders accompanies this Proxy Statement. The 2005 Annual Report does not form any part of the material for the solicitation of proxies. Upon written request, the Company will provide shareholders with a copy of its Report on Form N-SAR for the year ended June 30, 2005 (the “Form N-SAR”), as filed with the Securities and Exchange Commission, without charge. Please direct written requests for a copy of the Form N-SAR to: Gerald T. McDonald, Chief Financial Officer, Waterside Capital Corporation, 500 East Main Street, Suite 800, Norfolk, VA 23510.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY

By Order of the Board of Directors

/s/ Gerald T. McDonald
Gerald T. McDonald, Secretary
September 19, 2005

REVOCABLE PROXY WATERSIDE CAPITAL CORPORATION
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2005 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 17, 2005 AT 11:00 A.M. EASTERN TIME

The undersigned, having received the Annual Report to Shareholders and the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement dated September 19, 2005, hereby appoints Ernest F. Hardee and Peter M. Meredith, Jr. (each with the power to act alone), as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as directed below, all the shares of the Common Stock of Waterside Capital Corporation held of record by the undersigned on August 31, 2005, at the 2005 Annual Meeting of Shareholders to be held on October 17, 2005, and any adjournment thereof.

1. To elect 15 directors to hold office for a term of one year and until their respective successors are elected and qualified;

FOR:   ☐    WITHHOLD:  ☐     FOR ALL EXCEPT:  ☐

NOMINEES:

James E. Andrews, J.W. Whiting Chisman, Jr., Eric L. Fox, Marvin S. Friedberg, Roger L. Frost, Ernest F. Hardee, Henry U. Harris, III, J. Alan Lindauer, T. Richard Litton, Jr., Robert I. Low, Peter M. Meredith, Jr., Augustus C. Miller, Juan M. Montero, II, R. Scott Morgan, Sr., and Jordan E. Sloan.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

Please be sure to sign and date this Proxy in the box below.		2. To ratify the appointment of Witt Mares Eggleston Smith, PLC as the Company’s independent auditor for the fiscal year ending June 30, 2006.
FOR: ☐ WITHHOLD: ☐ FOR ALL EXCEPT: ☐
3. To act upon such other matters as may properly come
Shareholder sign above	Date	before the meeting or any adjournment thereof. THIS PROXY IS REVOCABLE AT ANY TIME PRIOR TO
ITS EXERCISE. THIS PROXY, WHEN PROPERLY
Co-holder (if any)	Date	EXECUTED, WILL BE VOTED AS DIRECTED. WHEN NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR 1 AND 2 ABOVE.

Detach above card, sign, date and mail in postage paid envelope provided.

WATERSIDE CAPITAL CORPORATION

NOTE: Please sign your name(s) exactly as they appear hereon. If signer is a corporation, please sign the full corporate name by duly authorized officer. If any attorney, guardian, administrator, executor, or trustee, please give full title as such. If a partnership, sign in partnership name by authorized person.

PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.